UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Corn Products International, Inc.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be held on 05/21/08. Dear Stockholder: Under new Securities and Exchange Commission Rules, you are receiving this Notice that the proxy materials for our 2008 Annual Meeting of Stockholders are available on the Internet. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following materials are available for view: Notice and Proxy Statement and Annual Report To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com If you want to receive a paper or e-mail copy of the above-listed documents you must request one. This procedure is different from prior years. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 05/09/08. To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. CORN PRODUCTS INTERNATIONAL, INC. Vote In Person Please retain this Notice if you wish to attend the Annual Meeting of Stockholders in person. You must present this Notice at the door for admission for yourself and one guest. Seating will be on a first-come, first-served basis, and you may be asked to present valid picture identification before being admitted. The use of cameras at the annual meeting is prohibited, and they will not be allowed in the meeting 5 WESTBROOK CORPORATE CENTER room, except by credentialed media. We realize that many cellular phones have WESTCHESTER, ILLINOIS 60154 built-in digital cameras. While these phones may be brought into the room, the camera function may not be used at any time. No recording devices or large packages will be permitted in the meeting room. Vote By Internet You may access your proxy materials and proxy card online by going to www.proxyvote.com and inserting the 12-Digit Control Number (located on the following page) where you are directed to do so. You will be able to vote your proxy while viewing the proxy materials on the Internet. Please have this notice available when you access the website. You may use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. R1CPI1

Corn Products International, Inc. 5 Westbrook Corporate Center Westchester, Illinois 60154 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS The 2008 Annual Meeting of Stockholders of Corn Products International, Inc. will be held at the Westbrook Corporate Center Meeting Facility, which is located on the ground floor of the annex between Towers 2 and 5 of the Westbrook Corporate Center (near the southwesterly corner of the intersection of Cermak Avenue and Wolf Road), in Westchester, Illinois, on Wednesday, May 21, 2008, at 9:00 a.m., local time, for the following purposes: y to elect three Class II directors, each for a term of three years, y to ratify the appointment of KPMG LLP as the Independent Registered Public Accounting Firm of the company and its subsidiaries, in respect of the company’s operations in 2008 and y to transact other business, if any, that is properly brought before the meeting and any adjournment or adjournments thereof. Stockholders of record at the close of business on March 24, 2008 will be entitled to vote at the meeting and at any adjournment of the meeting. Attendance at the meeting will be limited to stockholders, those holding proxies from stockholders, and invited guests from the media and financial community. For ten days before the meeting, a list of stockholders will be available for inspection during ordinary business hours at the company’s offices at 5 Westbrook Corporate Center, Westchester, Illinois 60154. The approximate date of mailing to stockholders of this Notice of Internet Availability of the company’s proxy materials is April 4, 2008. Your vote is important. Whether or not you expect to attend the annual meeting, please ensure that your vote will be counted by voting on the Internet or by toll-free telephone number, as described in the proxy materials. By order of the Board of Directors, Mary Ann Hynes Vice President, General Counsel and Corporate Secretary April 4, 2008 R1CPI2

Voting Items THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1 AND 2. 1. To elect the following Nominees as directors for a term expiring at the 2011 Annual Meeting of Stockholders: Nominees: 01) Richard J. Almeida 02) Gregory B. Kenny 03) James M. Ringler 2. To ratify the appointment of KPMG LLP as independent registered public accounting firm for the Company for 2008. R1CPI3